SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DWS ESG Liquidity Fund
Institutional Reserved Shares
The fund’s prospectus, summary prospectus and statement of additional information are supplemented to reflect that the fund’s fee waiver and expense reimbursement arrangements are changing. Effective December 1, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses through November 30, 2020 to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 0.17% for Institutional Reserved Shares. The agreement may only be terminated with the consent of the fund’s Board.
Please Retain This Supplement for Future Reference
October 11, 2019
PRO_SAISTKR-47